                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                      ECHOSTAR COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                             [ECHOSTAR LETTERHEAD]

                                  April 6, 2001


DEAR SHAREHOLDER:

         It is a pleasure for me to extend to you an invitation to attend the 2001 Annual Meeting of Shareholders of EchoStar Communications Corporation ("EchoStar" or the "Corporation"). The Annual Meeting will be held on Friday, May 4, 2001, at 10:00 a.m. at EchoStar's headquarters located at 5701 South Santa Fe Drive, Littleton, Colorado 80120.

         The enclosed Notice of Meeting and Proxy Statement describe the proposals to be considered and voted on at the Annual Meeting. During the Annual Meeting, we also will review EchoStar's operations and other items of general interest regarding the Corporation.

         We hope that all shareholders will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting personally, it is important that you be represented. To ensure that your vote will be received and counted, please promptly complete, date and return your proxy card in the enclosed return envelope.

         On behalf of the Board of Directors and Management, I would like to express our appreciation for your support and interest in EchoStar. I look forward to seeing you at the Annual Meeting.


                                        /s/ CHARLES W. ERGEN
                                        CHARLES W. ERGEN
                                        Chairman and Chief Executive Officer

                             [ECHOSTAR LETTERHEAD]


                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF ECHOSTAR COMMUNICATIONS CORPORATION:

         Please take notice that the Annual Meeting of Shareholders of EchoStar Communications Corporation ("EchoStar" or the "Corporation") will be held on Friday, May 4, 2001, at 10:00 a.m. at EchoStar's headquarters located at 5701 South Santa Fe Drive, Littleton, Colorado 80120, to consider and vote upon:

         1.       The election of seven Directors of EchoStar;

         2. A proposal to ratify the appointment of Arthur Andersen LLP as the independent accountants of EchoStar for the fiscal year ending December 31, 2001; and

         3. Any other business that may properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 22, 2001 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.


                                        By Order of the Board of Directors


                                        /s/ DAVID K. MOSKOWITZ
                                        DAVID K. MOSKOWITZ
                                        Senior Vice President, General Counsel,
                                        Corporate Secretary and Director


April 6, 2001

                                 PROXY STATEMENT
                                       OF
                       ECHOSTAR COMMUNICATIONS CORPORATION

GENERAL

         This Proxy Statement is being furnished to the shareholders of EchoStar Communications Corporation ("EchoStar" or the "Corporation") in connection with the 2001 Annual Meeting of Shareholders of EchoStar (the "Annual Meeting") to be held on Friday, May 4, 2001, at 10:00 a.m. at EchoStar's headquarters located at 5701 South Santa Fe Drive, Littleton, Colorado 80120.

         EchoStar's mailing address is 5701 South Santa Fe Drive, Littleton, Colorado 80120. This Proxy Statement and the accompanying proxy are first being sent or given on or about April 6, 2001, to shareholders of record as of the close of business on March 22, 2001 of EchoStar's Class A Common Stock, $0.01 par value ("Class A Shares"), and EchoStar's Class B Common Stock, $0.01 par value ("Class B Shares"), collectively (the "Shares").

         The accompanying proxy is being solicited by EchoStar's Board of Directors. It may be revoked by written notice given to the Corporate Secretary at any time before being voted. The proxy card, which is attached to this form, if properly executed, duly sent to EchoStar and not revoked will be voted for the proposals described in this Proxy Statement, in accordance with the instructions set forth on the proxy card. The Board of Directors is not aware of any matters proposed to be presented at the Annual Meeting other than the election of Directors of the Corporation and the ratification of the appointment of Arthur Andersen LLP as EchoStar's independent accountants for the fiscal year ending December 31, 2001. If any other proposal is properly presented, the persons named in the accompanying form of proxy will have discretionary authority to vote thereon in accordance with their best judgment. Presence at the Annual Meeting does not of itself revoke the proxy.

SECURITIES ENTITLED TO VOTE

         Shareholders of record on March 22, 2001 are entitled to notice of the Annual Meeting and to vote their Shares at the Annual Meeting. On that date, 236,342,581 Class A Shares and 238,435,208 Class B Shares were issued and outstanding. Each of the Class A Shares is entitled to one vote per share on each proposal to be considered by shareholders. Each of the Class B Shares is entitled to ten votes per share on each proposal to be considered by shareholders.

VOTE REQUIRED

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total voting power of all classes of EchoStar's voting stock taken together shall constitute a quorum for the transaction of business at the Annual Meeting.

         The affirmative vote of a plurality of the total votes cast is necessary to elect a Director. No cumulative voting is permitted. The affirmative vote of the majority of the total votes cast at the Annual Meeting is required to approve the proposal to ratify the appointment of Arthur Andersen LLP as EchoStar's independent accountants for the fiscal year ending December 31, 2001.

         The total number of votes cast "for" will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve each proposal. Abstentions from voting on a proposal by a shareholder at the Annual Meeting, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Annual Meeting. Abstentions will have the same effect as votes against proposals, but will not affect the election of Directors. Broker non-votes will not be considered as votes "for" or "against" proposals, and will therefore not be considered in determining the election of Directors or whether the proposal to ratify the appointment of Arthur Andersen LLP has passed.

         Through his ownership of Class B Shares, Charles W. Ergen, the Chairman, Chief Executive Officer and President of EchoStar, possesses more than 90% of the total voting power of the Corporation. Mr. Ergen has stated that he will vote in favor of the proposal to be considered at the Annual Meeting and for the election of each of the nominee Directors. Accordingly, approval of the proposals and the election of each of the Directors is assured notwithstanding a negative vote by any or all shareholders other than Mr. Ergen.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

NOMINEES

         At the Annual Meeting, EchoStar's shareholders will elect seven Directors, in each case to hold office until the next annual meeting of shareholders of EchoStar or until their respective successors shall be duly elected and qualified. The affirmative vote of a plurality of the total votes cast is necessary to elect a Director. Each nominee has consented to their nomination and has advised EchoStar that they intend to serve the entire term, if elected. In connection with recent changes in the rules and regulations governing the audit committees of public companies, in March 2001, EchoStar's Board of Directors approved an increase in the size of the Board of Directors from five Directors to seven Directors. Upon election to the Board of Directors, it is expected that Michael Schroeder will immediately join and serve on the Audit Committee of the Board of Directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED HEREIN (ITEM NO. 1 ON THE ENCLOSED PROXY CARD).

         The nominees for Director of EchoStar are as follows:

NAME                             AGE       FIRST BECAME DIRECTOR               POSITION WITH THE CORPORATION
----                             ---       ---------------------               -----------------------------

O. Nolan Daines                   41                 1998                Director
James DeFranco                    48                 1980                Director and Executive Vice President
Cantey Ergen                      46                   --                Director Nominee
Charles W. Ergen                  48                 1980                Chairman of the Board of Directors and
                                                                            Chief Executive Officer
Raymond L. Friedlob               56                 1995                Director
David K. Moskowitz                42                 1998                Director, Senior Vice President, General
                                                                            Counsel and Secretary
C. Michael Schroeder              52                   --                Director Nominee

         The following sets forth the business experience of each of the nominees over the last five years:

         O. Nolan Daines. Mr. Daines is currently consulting for various privately-held companies. In 1993, Mr. Daines founded DiviCom, Inc. ("DiviCom"), where he held various executive officer positions from the formation of DiviCom until October 1999. DiviCom is a global provider of standards-based MPEG-2 encoding product systems for digital video broadcasting. DiviCom's product lines include audio/video/data encoding and networking systems, as well as integration consulting and implementation services. Mr. Daines was appointed to EchoStar's Board of Directors in March 1998.

         James DeFranco. Mr. DeFranco, currently the Executive Vice President of EchoStar, has been a Vice President and a Director of EchoStar since its formation and, during the past five years, has held various executive officer and director positions with EchoStar's subsidiaries. Mr. DeFranco, along with Mr. Ergen and Mr. Ergen's spouse, was a co-founder of EchoStar in 1980.

         Cantey Ergen. Mrs. Ergen, along with Charles Ergen and James DeFranco, was a co-founder of EchoStar in 1980. Over the past 21 years, Mrs. Ergen has had a variety of operational and administrative responsibilities at EchoStar. Since 2000, Mrs. Ergen has also served on the Board of Directors of The Children's Hospital Foundation, a Denver, Colorado based non-profit organization dedicated to improving the health of children in Denver, in Colorado, and in the region, as well as the Advisory Board and Nominating Committee of the Girl Scouts USA Mile Hi Council, also based in Denver, Colorado.

         Charles W. Ergen. Mr. Ergen has been Chairman of the Board of Directors and Chief Executive Officer of EchoStar since its formation and, during the past five years, has held various executive officer and director positions with EchoStar's subsidiaries. Mr. Ergen, along with his spouse and James DeFranco, was a co-founder of EchoStar in 1980.

         Raymond L. Friedlob. Mr. Friedlob has been a Director of EchoStar and a member of its Audit and Executive Compensation Committees since October 1995. Mr. Friedlob has been a member of the law firm of Friedlob Sanderson Paulson & Tourttillott, LLC since 1995. Mr. Friedlob specializes in federal securities law, corporate law, transportation and taxation.

         David K. Moskowitz. Mr. Moskowitz is the Senior Vice President, Secretary and General Counsel of EchoStar. Mr. Moskowitz joined EchoStar in March 1990 and is responsible for all legal and regulatory affairs and certain business functions for EchoStar and its subsidiaries. Mr. Moskowitz was appointed to EchoStar's Board of Directors in March 1998. During the past five years, Mr. Moskowitz also has held various executive officer and director positions with EchoStar's subsidiaries.

         C. Michael Schroeder. Mr. Schroeder is currently retired. From February 1998 until April 1999, Mr. Schroeder served as President of National Programming Service, a division of DSI Distributing where his responsibilities included managing over 400,000 C-band satellite subscribers. From January 1981 until January 1998, Mr. Schroeder founded and served as President and Chief Executive Officer of Consumer Satellite Systems, Inc. where he was responsible for 10 regional distributor locations serving satellite and consumer electronics dealers from Wisconsin to Florida representing C-band satellite equipment, RCA consumer electronics, DBS satellite system sales and other related consumer electronics equipment.

BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors currently has an Executive Compensation Committee and an Audit Committee, both of which were established in October 1995. Mr. Friedlob and Mr. Daines were the sole members of both the Audit and Executive Compensation Committees during 2000. The principal functions of the Executive Compensation Committee are to approve compensation of Executive Officers of EchoStar and to award grants to Executive Officers under EchoStar's 1995 Stock Incentive Plan (the "1995 Incentive Plan"), 1999 Incentive Plan and Long Term Incentive Plan, collectively (the "Incentive Plans"). The principal functions of the Audit Committee are to: (i) recommend to the Board of Directors the selection of independent public accountants; (ii) review management's plan for engaging EchoStar's independent public accountants during the year to perform non-audit services and consider what effect these services will have on the independence of the accountants; (iii) review the annual financial statements and other financial reports which require approval by the Board of Directors; (iv) review the adequacy of EchoStar's system of internal accounting controls; and (v) review the scope of the independent public accountants' audit plans and the results of the audit. The Audit Committee operates under an Audit Committee Charter adopted by our Board of Directors, a copy of which is included as Appendix A to this proxy statement.

         During the fiscal year ended December 31, 2000, the Board of Directors held 9 meetings and acted by unanimous written consent in lieu of a meeting on 12 occasions. The Compensation Committee held 10 meetings during 2000 and the Audit Committee held three meetings during 2000. Each Director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period in which he was a Director, and; (ii) the total number of meetings held by all committees of the Board of Directors on which he served.

         Directors are elected annually and serve until their successors are duly elected and qualified. Officers serve at the discretion of the Board of Directors.

EQUITY SECURITY OWNERSHIP

         The following table sets forth, to the best knowledge of EchoStar, the beneficial ownership of EchoStar's voting securities as of March 22, 2001 by:
(i) each person known by EchoStar to be the beneficial owner of more than five percent of any class of EchoStar's voting Shares; (ii) each Director of EchoStar; (iii) the six highest compensated persons acting as an Executive Officer of EchoStar (collectively, the "Named Executive Officers"); and (iv) all Directors and Executive Officers as a group. Unless otherwise indicated, each person listed in the following table (alone or with family members) has sole voting and dispositive power over the shares listed opposite such person's name.

                                                                                           NUMBER OF      PERCENTAGE OF
NAME (1)                                                                                    SHARES           CLASS
--------                                                                                 ------------     ------------
CLASS A COMMON STOCK (2):
   Charles W. Ergen (3), (4), (19), (20) ...........................................      240,969,495             50.2%
   FMR Corp. (5) ...................................................................       35,620,971              7.4%
   Massachusetts Financial Services Company (6) ....................................       26,520,040              5.5%
   The News Corporation Limited (7) ................................................       26,021,168              5.4%
   Putnam Investments, LLC (8) .....................................................       12,156,551              2.5%
   Morgan Stanley Dean Witter & Co. (9) ............................................       10,716,836              2.2%
   James DeFranco (10), (19), (20) .................................................        7,763,509              1.6%
   MCI WorldCom, Inc (11) ..........................................................        4,565,385                *
   Michael T. Dugan (12), (19), (20) ...............................................          791,269                *
   David K. Moskowitz (13), (19), (20) .............................................          784,767                *
   Soraya Hesabi-Cartwright (14), (19), (20) .......................................          395,805                *
   Steven B. Schaver (15), (19), (20) ..............................................          205,612                *
   O. Nolan Daines (16), (20) ......................................................           58,000                *
   Raymond L. Friedlob (17), (20) ..................................................           38,000                *
   All Directors and Executive Officers as a Group (14 persons) (18), (19), (20) ...      251,895,249             52.5%

CLASS B COMMON STOCK:
   Charles W. Ergen ................................................................      238,435,208            100.0%
   All Directors and Executive Officers as a Group (14 persons) ....................      238,435,208            100.0%

----------

*    Less than 1%.

(1) Except as otherwise noted below, the address of each such person is 5701 Santa Fe Drive, Littleton, Colorado 80120.

(2) The following table sets forth, to the best knowledge of the Corporation, the actual ownership of the Corporation's Class A Common Stock (including options exercisable within 60 Days) as of March 23, 2000 by: (i) each person known by the Corporation to be the beneficial owner of more than five percent of any class of the Corporation's voting Shares; (ii) each Director or nominee of the Corporation; (iii) each Named Executive Officers; and (iv) all Directors and Executive Officers as a group:

                                                                                 NUMBER OF       PERCENTAGE OF
         NAME                                                                      SHARES            CLASS
         ----                                                                   ------------     ------------
         CLASS A COMMON STOCK:
            FMR Corp. .....................................................       35,620,971             14.7%
            Massachusetts Financial Services Company ......................       26,520,040             11.0%
            The News Corporation Limited ..................................       26,021,168             10.8%
            Putnam Investments, LLC .......................................       12,156,551              5.0%
            Morgan Stanley Dean Witter & Co. ..............................       10,716,836              4.4%
            James DeFranco ................................................        7,763,509              3.2%
            Charles W. Ergen ..............................................        2,534,287              1.1%
            Michael T. Dugan ..............................................          791,269                *
            David K. Moskowitz ............................................          784,767                *
            Soraya Hesabi-Cartwright ......................................          395,805                *
            Steven B. Schaver .............................................          205,612                *
            O. Nolan Daines ...............................................           58,000                *
            Raymond L. Friedlob ...........................................           38,000                *
            All Directors and Executive Officers as a Group (14 persons) ..       13,460,041              5.6%

(3) Includes: (i) 17,825 Class A Shares held in the 401(k) Employee Savings Plan (the "401(k) Plan"); (ii) the right to acquire 124,004 Class A Shares within 60 days upon the exercise of employee stock options; (iii) 238,435,208 Class A Shares issuable upon conversion of Mr. Ergen's Class B Shares, and (iv) 4,800 Class A Shares held as custodian for his minor children.

(4) The percentage of total voting power held by Mr. Ergen is 90%, after giving effect to the exercise of Mr. Ergen's options exercisable within 60 days.

(5)  The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts
     02109.

(6) The address of Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116.

(7) The address of The News Corporation Limited is 1211 Avenue of the Americas, New York, New York 10036.

(8) The address of Putnam Investments, LLC is One Post Office Square, Boston, Massachusetts 02109.

(9) The address of Morgan Stanley Dean Witter & Co. is 1585 Broadway, New York, New York 10036.

(10) Includes: (i) 17,825 Class A Shares held in the 401(k) Plan; (ii) the right to acquire 178,824 Class A Shares within 60 days upon the exercise of employee stock options; (iii) 56,008 Class A Shares held as custodian for his minor children; and (iv) 2,200,000 Class A Shares controlled by Mr. DeFranco as general partner of a partnership.

(11) The address of MCI WorldCom, Inc. is 1800 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

(12) Includes: (i) 17,017 Class A Shares held in the 401(k) Plan; and (ii) the right to acquire 663,912 Class A Shares within 60 days upon the exercise of employee stock options.

(13) Includes: (i) 17,009 Class A Shares held in the 401(k) Plan; (ii) the right to acquire 293,406 Class A Shares within 60 days upon the exercise of employee stock options; (iii) 1,328 Class A Shares held as custodian for his minor children; (iv) 8,184 Class A Shares held as trustee for Mr. Ergen's children; (v) 176,543 Class A Shares held in trust for the Moskowitz Family; and (vi) 38,835 Class A Shares held by a charitable foundation for which Mr. Moskowitz is a member of the Board of Directors.

(14) Includes: (i) 2,129 Class A Shares held in the 401(k) Plan; and (ii) the right to acquire 334,764 Class A Shares within 60 days upon the exercise of employee stock options.

(15) Includes: (i) 15,969 Class A Shares held in the 401(k) Plan; and (ii) the right to acquire 189,303 Class A Shares within 60 days upon the exercise of employee stock options.

(16) Includes the right to acquire 58,000 Class A Shares within 60 days upon the exercise of non-employee director stock options.

(17) Includes the right to acquire 38,000 Class A Shares within 60 days upon the exercise of non-employee director stock options.

(18) Includes: (i) 100,092 Class A Shares held in the 401(k) Plan; (ii) the right to acquire 2,268,565 Class A Shares within 60 days upon the exercise of employee stock options; (iii) 2,200,000 Class A Shares held in a partnership; (iv) 238,435,208 Class A Shares issuable upon conversion of Class B Shares; (v) 246,863 Class A Shares held in the name of, or in trust for, minor children and other family members; and (vi) 38,835 Class A Shares held by a charitable foundation for which Mr. Moskowitz is a member of the Board of Directors.

(19) Includes 1,529,918 Class A Shares over which Mr. Ergen has voting power as Trustee for EchoStar's 401(k) Employee Savings Plan (the "401(k) Plan"). These shares also are beneficially owned through investment power by each individual 401(k) Plan participant. The Class A Shares individually owned by each of the Named Executives through their participation in the 401(k) Plan are included in each respective Named Executive's information above.

(20) Beneficial ownership percentage was calculated assuming exercise or conversion of all Class B Shares, Warrants and employee stock options exercisable within 60 days (collectively, the "Derivative Securities") into Class A Shares by all holders of such Derivative Securities. Assuming exercise or conversion of Derivative Securities by such person, and only by such person, the beneficial ownership of Class A Shares would be as follows: Mr. Ergen, 50.7%; Mr. DeFranco, 3.3%, less than one percent for Mr. Dugan, Mr. Moskowitz, Ms. Hesabi-Cartwright, Mr. Schaver, Mr. Daines and Mr. Friedlob, and all Officers and Directors as a group, 52.8%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires EchoStar's Executive Officers, Directors, and any person who directly or indirectly owns more than ten percent of a registered class of EchoStar's equity securities (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Class A Shares and other equity securities of the Corporation. Reporting Persons are required by SEC regulations to furnish EchoStar with copies of all Section 16(a) forms that are filed with the SEC. Based solely on a review of the copies of such forms and amendments, if any, thereto, furnished to EchoStar for the 2000 fiscal year and written representations that no other reports were required, with the exception of amended filings by Mr. Dugan, Mr. Moskowitz and Mrs. Hesabi Cartwright, all Reporting Persons made all required filings in a timely manner. Mr. Moskowitz filed one amended Form 4 report with the SEC in May 2000 with respect to a transaction that occurred in January 2000. Mr. Dugan filed one amended Form 4 report with the SEC in September 2000 with respect to a transaction that occurred in August 2000. None of the amended Form 4 reports filed for Mr. Moskowitz or Mr. Dugan resulted in any change to the number of shares reported in their original Form 4 filings. Mrs. Hesabi-Cartwright filed one amended Form 4 report with the SEC in July 2000 with respect to a transaction that occurred during May 2000.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION SUMMARY

         Executive Officers are compensated by certain subsidiaries of EchoStar. The following table sets forth the cash and non-cash compensation for the fiscal years ended December 31, 2000, 1999 and 1998 for the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                                                      LONG TERM
                                                                                                     COMPENSATION
                                                                                                        AWARDS
                                                                                                     ------------
                                                                                                      SECURITIES
                                                                                                      UNDERLYING
                                                                                    OTHER ANNUAL        OPTIONS        ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR         SALARY           BONUS       COMPENSATION (1)        (#)       COMPENSATION (2)
---------------------------             ----       ----------       ----------    ----------------   ------------   ----------------

Charles W. Ergen                        2000       $  250,000       $  750,000       $       --          500,000       $   28,813
Chairman and Chief Executive            1999          250,007          500,000               --          520,000           26,798
    Officer                             1998          248,082               --               --          240,000           21,510

Michael T. Dugan                        2000       $  242,311       $       --       $       --          500,000       $   14,328
President and Chief Operating           1999          221,154               --               --          520,000           15,303
    Officer                             1998          209,231               --               --          120,000           14,235

Soraya Hesabi-Cartwright                2000       $  216,365       $       --       $       --          250,000       $   14,328
Executive Vice President -              1999          196,971               --               --        1,160,000           15,303
   DISH Network                         1998          129,231            4,050               --           36,360           12,599

James DeFranco                          2000       $  200,000       $       --       $       --               --       $   19,883
Executive Vice President and            1999          196,157               --               --          680,000           18,908
   Director                             1998          178,860               --               --          240,000           15,995

Steven B. Schaver                       2000       $  200,000       $       --       $       --               --       $   14,413
President - EchoStar International      1999          196,932               --            9,734          680,000           15,303
   Corporation                          1998          183,081               --           15,074          312,720           13,765

David K. Moskowitz                      2000       $  192,307       $       --       $       --               --       $   14,328
Senior Vice President                   1999          194,789          500,000               --          520,000           15,303
   General Counsel and Director         1998          187,311          500,000               --          240,000           14,235

----------

(1) With respect to Mr. Schaver, "Other Annual Compensation" includes housing and car allowances related to his overseas assignments. While each Named Executive Officer enjoys certain other perquisites, such perquisites do not exceed the lesser of $50,000 or 10% of each Officer's salary and bonus.

(2) "All Other Compensation" includes amounts contributed to EchoStar's 401(k) Plan on behalf of the Named Executive Officers. With respect to Messrs. Ergen, DeFranco and Schaver for 2000, "All Other Compensation" also includes payments made in connection with a tax indemnification agreement between EchoStar and these individuals.

         The following table provides information concerning grants of options to purchase Class A Shares made in 2000 to the Named Executive Officers:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                NUMBER OF        PERCENT OF
                               SECURITIES      TOTAL OPTIONS     EXERCISE
                               UNDERLYING        GRANTED TO      PRICE PER
                                 OPTIONS        EMPLOYEES IN       SHARE                              GRANT DATE
NAME                         GRANTED (#) (1)        2000           ($/SH)      EXPIRATION DATE     PRESENT VALUE (3)
----                         ---------------   -------------     ---------     ---------------     -----------------

Charles W. Ergen                 500,000(2)        19.1%          $36.419       June 30, 2005       $12,448,450
Michael T. Dugan                 500,000(2)        19.1%          $33.109       June 30, 2010        13,365,100
Soraya Hesabi-Cartwright         250,000(2)         9.6%          $33.109       June 30, 2010         6,682,550

----------

(1) In March 2000, EchoStar adopted the 2000 Executive Bonus Plan which provided, among other things, each Named Executive Officers with an option to purchase up to 9,000 Class A Shares, depending upon EchoStar's achievement of certain financial and other goals. EchoStar did not meet any of the goals during 2000. Accordingly, all stock options granted pursuant to the 2000 Executive Bonus Plan were cancelled.

(2) In June 2000, the Corporation granted options to Mr. Ergen, Mr. Dugan, and Ms. Hesabi-Cartwright to purchase Class A Shares. The options vest at the rate of 20% per year, commencing June 30, 2000 and generally expire ten years from the date of grant, subject to early termination in certain circumstances. See "- Stock Incentive Plan."

(3) Option values reflect the Black-Scholes model output for options. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its stock-based compensation awards. The assumptions used in the model were expected volatility of 98%, risk free rate of return of 6.19%, dividend yield of 0%, and time to exercise of six years.

         The following table provides information as of December 31, 2000, concerning unexercised options to purchase Class A Shares:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                     NUMBER OF SECURITIES
                                 NUMBER OF                          UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                  SHARES                                  OPTIONS AT                  IN-THE-MONEY OPTIONS AT
                                 ACQUIRED                            DECEMBER 31, 2000 (#)           DECEMBER 31, 2000 ($) (1)
                               ON EXERCISE     VALUE REALIZED    -----------------------------     -----------------------------
NAME                                (#)             ($)          EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----                           ------------    --------------    ------------    -------------     ------------    -------------

Charles W. Ergen                    342,628     $  9,291,058           52,044          719,248     $    963,304     $  4,076,910
Michael T. Dugan                    170,000        8,237,063          577,800          750,200       11,824,124        4,788,375
Soraya Hesabi-Cartwright             47,686        2,548,641          166,084          898,632        2,843,147       11,008,400
James DeFranco                      562,128       20,353,758           74,824          320,000        1,326,245        5,732,000
Steven B. Schaver                   202,785       12,356,336           23,703          457,744          488,874        8,545,700
David K. Moskowitz                  390,490       15,502,550          221,406          203,992        4,544,021        3,835,335

----------

(1) The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of Class A Shares underlying the option by the difference between the exercise price of the option and the closing price (as quoted in the Nasdaq National Market) of a Class A Share on December 31, 2000.

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Prior to October 1995, EchoStar did not have an Executive Compensation Committee, and its Board of Directors determined all matters concerning executive compensation. During 2000, the Executive Compensation Committee consisted of Messrs. Friedlob and Daines. Mr. Friedlob is a partner in the law firm of Friedlob, Sanderson, Paulson & Tourtillot, LLC, which billed EchoStar approximately $299,000 in fees related to legal services and securities offerings in 2000, of which approximately $177,000 was ultimately paid by third parties.

DIRECTOR COMPENSATION

         EchoStar's Directors who are not also employees receive $500 for each meeting of the Board of Directors attended and are reimbursed for reasonable travel expenses related to attendance at Board meetings. EchoStar's Directors who are employees are not compensated for their services as Directors. EchoStar's Directors are elected annually by the shareholders of the Corporation. Directors who are not also employees of EchoStar are granted options under the 1995 Non-employee Director Stock Option Plan (the "Director Plan") to acquire Class A Shares upon election to the Board.

         Mr. Friedlob was granted an option to acquire 8,000 Class A Shares on December 22, 1995 pursuant to the Director Plan. These options were 100% vested upon issuance and had an exercise price of $2.53125 per share and a term of five years. These options were repriced to $2.1250 per share during July 1997, as discussed below. In February 1997, Mr. Friedlob was granted an option to acquire 40,000 Class A Shares. These options were 100% vested upon issuance and have an exercise price of $2.1250 and a term of five years. In February 1999, Mr. Friedlob was granted an option to acquire 40,000 Class A Shares. These options were 100% vested upon issuance and have an exercise price of $6.00 and a term of five years. Mr. Friedlob was granted an option to acquire an additional 10,000 Class A Shares during June 2000. These options were 100% vested upon issuance and have an exercise price of $33.109 and a term of five years.

         In March 1998, upon appointment to EchoStar's Board of Directors, Mr. Daines was granted an option to acquire 8,000 Class A Shares. These options were 100% vested upon issuance, have an exercise price of $2.75, and a term of five years. Additionally, in February 1999, Mr. Daines was granted an option to acquire 40,000 Class A Shares. These options were 100% vested upon issuance, have an exercise price of $6.00, and a term of five years. Mr. Daines was granted an option to acquire an additional 10,000 Class A Shares during June 2000. These options were 100% vested upon issuance and have an exercise price of $33.109 and a term of five years.

STOCK INCENTIVE PLANS

         EchoStar adopted Incentive Plans to provide incentives to attract and retain Executive Officers and other key employees. EchoStar's Executive Compensation Committee administers the Incentive Plans. Key employees are eligible to receive awards under the Incentive Plans at the Committee's discretion.

         Awards available under the Incentive Plans include: (i) common stock purchase options; (ii) stock appreciation rights; (iii) restricted stock and restricted stock units; (iv) performance awards; (v) dividend equivalents; and
(vi) other stock-based awards. EchoStar has reserved up to 160 million Class A Shares for granting awards under the Incentive Plans. Under the terms of the Incentive Plans, the Executive Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding awards and to reprice awards.

         Pursuant to the Incentive Plans, EchoStar has granted options to its Executive Officers and other key employees for the purchase of a total of 50,799,400 Class A Shares. Options to purchase 25,117,893 Class A Shares were outstanding as of December 31, 2000. These options generally vest at the rate of 20% per year, commencing one year from the date of grant and 20% thereafter on each anniversary of the date of grant. The exercise prices of these options, which have generally been equal to or greater than the fair market value at the date of grant, have ranged from $1.16625 to $79.00 per Class A Share. Certain of these stock options were repriced as described below.

         Effective July 1, 1997, the Executive Compensation Committee voted to reprice all outstanding options with an exercise price greater than $2.125 per Class A Share to $2.125 per Class A Share. The price to which the options were repriced exceeded the fair market value of a Class A Share as of the date of repricing. The market value of Class A Shares on the date of repricing was $1.90625 per Class A Share. The Executive Compensation Committee and the Board of Directors indicated that they would not typically consider reducing the exercise price of previously granted options. However, the Executive Compensation Committee and the Board of Directors recognized that certain events beyond the reasonable control of the employees of EchoStar had significantly reduced the incentive those options were intended to create. It was the expectation of the Executive Compensation Committee and the Board of Directors that by reducing the exercise price of these options to $2.125, the intended incentive would be restored in part.

         The following table provides information concerning the repricing of Incentive Plan stock options:

                            TEN-YEAR OPTION REPRICING

                                                                      MARKET
                                                       NUMBER OF     PRICE OF    EXERCISE
                                                      SECURITIES     STOCK AT    PRICE AT                 LENGTH OF ORIGINAL
                                                      UNDERLYING      TIME OF     TIME OF       NEW          OPTION TERM
                                                        OPTIONS      REPRICING   REPRICING    EXERCISE    REMAINING AT DATE
NAME AND POSITION                          DATE       REPRICED (#)      ($)         ($)      PRICE ($)       OF REPRICING
-----------------                          ----       ------------   ---------   ---------   ---------    ------------------

Charles W. Ergen                        July 1, 1997     117,640      $1.90625    $2.3375      $2.125     3 years, 354 days
Chairman and Chief Executive            July 1, 1997     136,240       1.90625     3.6700       2.125     5 years, 31 days
   Officer

Michael T. Dugan                        July 1, 1997      79,016       1.90625     2.5313       2.125     4 years, 174 days
President, EchoStar Technologies        July 1, 1997     149,880       1.90625     3.3359       2.125     5 years, 31 days
   Corporation

Steven B. Schaver                       July 1, 1997     118,512       1.90625     2.5313       2.125     4 years, 174 days
Chief Operating Officer and Chief
   Financial Officer

David K. Moskowitz                      July 1, 1997     118,512       1.90625     2.5313       2.125     4 years, 174 days
Senior Vice President, General          July 1, 1997      59,960       1.90625     3.3359       2.125     5 years, 31 days
   Counsel and Director

Mark W. Jackson                         July 1, 1997      79,016       1.90625     2.5313       2.125     4 years, 174 days
Senior Vice President - Satellite       July 1, 1997      89,920       1.90625     3.3359       2.125     5 years, 31 days
   Services

Michael S. Schwimmer                    July 1, 1997      59,960       1.90625     3.3359       2.125     5 years, 31 days
Vice President - Programming

LAUNCH BONUS PLAN

         During 2000, in connection with the launch of EchoStar's sixth satellite, EchoStar granted a performance award of ten Class A Shares to all eligible employees. Eligible employees included full-time employees of EchoStar or one of its subsidiaries, with a hire date on or before April 1, 2000, and part-time employees of EchoStar or one of its subsidiaries with a hire date on or before April 1, 2000 who had worked at least 1,000 hours prior to April 1, 2001. All eligible employees must have also been continuously employed with EchoStar or one of its subsidiaries from April 1, 2000 through March 31, 2001. Issuance of the Class A Shares is contingent upon the successful launch and operation of EchoStar VI and is also contingent on there being no insurance claims and no losses prior the issuance date related to EchoStar IV, including in-orbit performance. EchoStar expects to distribute approximately 35,000 Class A Shares pursuant to the EchoStar VI launch bonus plan. EchoStar may elect to grant a similar performance award in connection with the launch of future satellites, including the EchoStar VII and EchoStar VIII launches currently scheduled for the fourth quarter of 2001 and first quarter of 2002, respectively.

401(k) PLAN

         In 1983, EchoStar adopted a defined-contribution tax-qualified 401(k) Plan. EchoStar's employees become eligible for participation in the 401(k) Plan upon completing six months of service with EchoStar and reaching age 19. 401(k) Plan participants may contribute between 1% and 15% of their compensation in each contribution period, subject to the maximum deductible limit provided by the Internal Revenue Code. EchoStar may make a 50% matching contribution up to a maximum of $1,000 per participant per calendar year. EchoStar may also make an annual discretionary profit sharing or employer stock contribution to the 401(k) Plan with the approval of the Board of Directors. EchoStar has not yet determined the amount to be contributed, if any, during 2001 relating to its 2000 discretionary contribution.

         401(k) Plan participants are immediately vested in their voluntary contributions, plus actual earnings thereon. The balance of the vesting in 401(k) Plan participants' accounts is based on years of service. A participant becomes 20% vested after one year of service, 40% vested after two years of service, 60% vested after three years of service, 80% vested after four years of service, and 100% vested after five years of service.

PERFORMANCE GRAPH

         The graph below sets forth the cumulative total return to EchoStar's shareholders during the period from December 29, 1995 to December 29, 2000. The graph appearing below assumes the investment on December 29, 1995 of $100 in Class A Shares of the Corporation, the Nasdaq Stock Market Index, and an industry peer group. The industry peer group consists of, Adelphia Communications Corporation, Cablevision Systems Corporation, Comcast Corporation, Cox Communications Inc., Hughes Electronics Corporation, Pegasus Communications Corporation, AT&T Corp. and AOL Time Warner, Inc. ("Industry Peer Group"). Although the companies included in the industry peer group were selected because of similar industry characteristics, they are not entirely representative of the Corporation's business.

                              [PERFORMANCE GRAPH]

TOTAL RETURN ANALYSIS
                                  12/29/95         12/31/96         12/31/97         12/31/98         12/31/99         12/29/00
                                ------------     ------------     ------------     ------------     ------------     ------------
ECHOSTAR COMMUNICATIONS         $     100.00     $      90.72     $      68.85     $     198.86     $   1,603.19     $     748.16
PEER GROUP                      $     100.00     $      91.91     $     178.26     $     328.35     $     587.74     $     322.77
NASDAQ COMPOSITE                $     100.00     $     122.71     $     149.25     $     209.25     $     389.46     $     236.44

         The preceding graph is not to be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                        REPORT ON EXECUTIVE COMPENSATION

GENERAL

         The purpose of EchoStar's compensation policy is to offer compensation packages to attract, retain and motivate Executive Officers over the long term. Since 1996, executive compensation has been reviewed by the Executive Compensation Committee (the "Committee"). The primary components of EchoStar's executive compensation program are base salary and bonuses, conditional incentive-based bonuses and long-term incentive compensation in the form of stock options and other awards offered under EchoStar's Incentive Plans.

BASE SALARIES AND BONUSES

         Annual base salaries paid to EchoStar's Executive Officers have historically been at levels significantly below those generally paid to Executive Officers with comparable experience and responsibilities in the telecommunications industry or other similarly sized companies. Because of the levels of compensation, EchoStar may experience difficulty in attracting and retaining Executives at the highest performance levels. The Committee reviews all adjustments to annual base salaries paid to EchoStar's Executive Officers. Compensation adjustments are determined based on recommendations from the Chief Executive Officer. Factors considered by Mr. Ergen in making his recommendation to the Committee are typically based on his perception of the individual's performance, success in achieving company and personal goals, and planned changes in responsibilities. An individual's extraordinary efforts resulting in tangible increases in corporate, division or department success are also considered by Mr. Ergen in recommending increases in base salary and annual bonuses.

INCENTIVE COMPENSATION

         Stock option grants under EchoStar's Incentive Plans are designed to provide an additional incentive to attract and retain Executive Officers. In addition, stock options provide an incentive to Executive Officers to increase shareholder value on a long-term and sustained basis. Management believes that Executive Officers who are in a position to contribute to the long-term success of EchoStar and to build incremental shareholder value, should have a stake in EchoStar's future success. This focuses attention on managing EchoStar as an owner with an equity position in EchoStar's business and seeks to align the Executive Officer's interests with the long-term interests of shareholders. Stock options represent an important part of EchoStar's compensation program for Executive Officers, and, similar to other growing technology companies, represents a significant component of overall compensation.

General Incentives

         Awards under the 1995 Incentive Plan follow a review of the individual employee's performance, years of service, position with EchoStar, and long-term potential contribution to EchoStar. The number of options to be granted to an employee are determined based upon the key employee's level of responsibility, position in EchoStar and potential to contribute to the long-term success of EchoStar and on the number of options previously granted to the employee. Neither Management nor the Board of Directors assigns specific weights to these factors, although the employee's position and a subjective evaluation of his performance are considered most important.

         Stock options were awarded under the 1995 Incentive Plan to certain Executive Officers and certain key employees on March 31, June 30, September 30, and December 31, 2000. To encourage Executive Officers to remain employed by EchoStar or its subsidiaries, options granted under the 1995 Incentive Plan generally vest at the rate of 20% per year and generally are granted at exercise prices not less than fair market value.

Conditional Incentives

         On February 17, 1999, each of the Named Executives also was granted an option to purchase 400,000 Class A Shares under the Corporation's Long Term Incentive Plan. The plan, which provided key employees with stock options, the exercise of which is contingent on the achievement of certain long-term goals, was adopted by the Corporation during February 1999. As of the date of this Proxy Statement the achievement of those goals and consequent exercisability of the options, can not reasonably be predicted. Subject to the contingency, the options vest at the rate of 20% per year, commencing March 31, 2000 and expire ten years from the date of grant, subject to early termination in certain circumstances.

         In February 2000, EchoStar adopted the 2000 Executive Bonus Plan which provided, among other things, each Named Executive Officers with an option to purchase up to 9,000 Class A Shares, depending upon EchoStar's achievement of certain financial and other goals. EchoStar did not meet any of the goals during 2000. Accordingly, all stock options granted pursuant to the 2000 Executive Bonus Plan were cancelled.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         The Committee believes that the compensation paid to Charles W. Ergen, EchoStar's Chief Executive Officer, has generally been at a level that is substantially below amounts paid to Chief Executive Officers at other companies of similar size and in comparable industries.

         Mr. Ergen's base salary for each of fiscal 2000 and fiscal 1999 was $250,000. Since 1996, changes in Mr. Ergen's base salary are reviewed annually by the Committee based on recommendations from the Board of Directors. During 2000, Mr. Ergen was granted options to purchase 500,000 Class A Shares in connection with the 1995 Incentive Plan. Mr. Ergen also received a bonus of $750,000 during 2000 which was contingent upon the successful launch and operation of EchoStar's sixth satellite, EchoStar VI, as the conclusion of the 1999 transaction with The News Corporation and MCI Telecommunications.

         The report of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that EchoStar specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                                  Respectfully submitted,

                                  The EchoStar Executive Compensation Committee

                                  Raymond L. Friedlob
                                  O. Nolan Daines

                          REPORT OF THE AUDIT COMMITTEE

         We have reviewed and discussed the audited financial statements of EchoStar for fiscal 2000 with management. We also have discussed the audited financial statements with EchoStar's independent auditors. Our discussions with the independent auditors included, among other things, discussions relating to the auditor's responsibility under generally accepted auditing standards, the processes used by our management in formulating accounting estimates, significant adjustments made during the audit, any disagreements with our management and any difficulties encountered by the independent auditors in performing the audit. We also reviewed written disclosures from the independent auditors relating to any and all relationships between them and EchoStar, and we discussed with the auditors any relationship that might affect the objectivity or independence of the independent auditors.

         Based on those discussions, we are not aware of any relationship between the independent auditors and EchoStar that affects the objectivity or independence of the independent auditors. Based on the discussions and our review discussed above, we recommended to the Board of Directors that the audited financial statements for fiscal 2000 be included in EchoStar's 2000 Annual Report to shareholders.

                                        Respectfully submitted,

                                        The EchoStar Audit Committee

                                        Raymond L. Friedlob
                                        O. Nolan Daines

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During 2000, the law firm of Friedlob, Sanderson, Paulson & Tourtillott, LLC billed EchoStar approximately $299,000 in fees related to certain of the Corporation's 2000 securities offerings and other corporate legal advice, of which approximately $177,000 was ultimately paid by third parties. Mr. Friedlob, a member of EchoStar's Board of Directors, is a member in that law firm.

         Arthur Andersen LLP served as our independent auditors for the fiscal year ended December 31, 2000. A representative of Arthur Andersen LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement. The representative will be available to answer appropriate shareholder questions. During 2000 and 2001, Arthur Andersen billed EchoStar approximately $200,000 in fees related to the audit of the Corporation's annual financial statements for the year ended December 31, 2000 and for reviews of EchoStar's quarterly financial statements issued during 2000. Arthur Andersen LLP also billed EchoStar approximately $138,000 in fees related primarily to certain of the Corporation's 2000 securities offerings and approximately $57,000 related to other non-audit services.

            PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS

         Since 1988, the firm of Arthur Andersen LLP, independent accountants, has examined and reported on EchoStar's financial statements. The Board of Directors has appointed, subject to the approval of its shareholders, Arthur Andersen LLP as EchoStar's independent accountants for the fiscal year ending December 31, 2001. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make any statements they may desire. They also will be available to respond to appropriate questions from shareholders.

         If a quorum is present, the affirmative vote of a majority of the total voting power of EchoStar present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the appointment of Arthur Andersen LLP as independents accountants.

         Charles W. Ergen, the Chairman, Chief Executive Officer and President of EchoStar, possesses more than 90% of the total voting power of EchoStar. Mr. Ergen has indicated his intention to vote in favor of Proposal No. 2. Accordingly, approval of Proposal No. 2 is assured notwithstanding a negative vote by shareholders other than Mr. Ergen.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THIS APPOINTMENT (ITEM NO. 2 ON THE ENCLOSED PROXY CARD).

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         EchoStar's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the SEC is incorporated herein by reference. Shareholders should carefully review the Annual Report on Form 10-K prior to deciding how to vote their shares in connection with the matters set forth in this Proxy Statement.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be modified or superseded, for purposes of this Proxy Statement, to the extent that a statement contained herein or in any subsequently filed document that is deemed to be incorporated herein modifies or supersedes any such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                       WHERE TO GET ADDITIONAL INFORMATION

         EchoStar files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements, or other information EchoStar files at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The SEC filings of EchoStar are also available to the public from commercial document retrieval services and on the Internet through the website maintained by the SEC at http://www.sec.gov. EchoStar Class A Shares are traded on the NASDAQ National Market System and reports and other information concerning EchoStar can also be inspected at the NASDAQ National Market, 1735 K Street, NW, Washington, D.C. 20546.

                             COST OF PROXY STATEMENT

         The cost of the solicitation of proxies will be borne by EchoStar. In addition to the use of the mail, proxies may be solicited personally, by telephone or by a few regular employees of EchoStar without additional compensation. EchoStar does not expect to pay any compensation for the solicitation of proxies but will reimburse brokerage firms, custodians, nominees, fiduciaries and other persons holding stock in their names, or in the names of nominees, at approved rates, for their expenses in forwarding proxy materials to beneficial owners of securities held of record by such persons and obtaining their proxies.

           SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Shareholders who intend to have a proposal considered for inclusion in EchoStar's proxy materials for presentation at the 2002 Annual Meeting of Shareholders must submit the proposal to EchoStar no later than December 26, 2001. EchoStar reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                 OTHER BUSINESS

         Management knows of no other business that will be presented to the Annual Meeting of Shareholders other than that which is set forth in this Proxy Statement.



                                   By Order of the Board of Directors


                                   /s/ DAVID K. MOSKOWITZ
                                   DAVID K. MOSKOWITZ
                                   Senior Vice President, General Counsel,
                                        Corporate Secretary and Director

                                                                      APPENDIX A

                         AMENDED AND RESTATED CHARTER OF
                             THE AUDIT COMMITTEE OF
                            THE BOARD OF DIRECTORS OF
                       ECHOSTAR COMMUNICATIONS CORPORATION

                                  JUNE 14, 2000


         The board of directors (the "Board of Directors") of EchoStar Communications Corporation (the "Corporation") hereby establishes an audit committee (the "Audit Committee"), as a standing committee of the Board of Directors, which shall have the responsibilities described below and shall use the means described below to carry out such responsibilities.

STATEMENT OF POLICY

         Primary responsibility for the Corporation's financial reporting and internal controls is vested in the management of the Corporation, as overseen by the Board of Directors. The Audit Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders and the investing community relating to corporate accounting, reporting practices, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board of Directors, the independent auditors, the internal auditors and the financial management of the Corporation. The Audit Committee shall provide oversight and review of the Corporation's accounting and financial services, internal operating controls and its ethical standards in consultation with the independent auditors and the General Counsel of the Corporation.

         The Audit Committee shall be the Board of Directors' principal agent in ensuring the independence of the independent auditors, the integrity of management, and the adequacy of disclosures to shareholders. In performing its designated functions, described herein, the Audit Committee shall not assume or diminish management's responsibility for the content of the information disseminated by the Corporation.

COMPOSITION OF THE AUDIT COMMITTEE

         The Audit Committee shall be composed of at least two members (and, effective June 14, 2001, at least three members), comprised solely of Independent Directors (as defined below), each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. In addition to the foregoing, at least one (1) member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Without limitation of the foregoing, members of the Audit Committee are not expected to be nor held to be experts in the fields of accounting, finance, auditing or SEC disclosure requirements. Notwithstanding the foregoing, one member of the Board of Directors who is not an Independent Director, and is not a current employee or an Immediate Family (as defined below) member of an employee, may be appointed to the Audit Committee, if the Board of Directors, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Corporation and its shareholders, and the Board of Directors discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. The members of the Audit Committee shall be appointed by the Board of Directors and shall serve until each annual meeting of the shareholders of the Corporation and until their successors are duly appointed.

                                                                      APPENDIX A

         For purposes of this Charter, "Independent Director" means a person other than an officer or employee of the Corporation or its subsidiaries or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a member of the Board of Directors. In furtherance and without limitation of the foregoing, the following persons shall not be considered independent:

         (a) a member of the Board of Directors who is employed by the Corporation or any of its affiliates for the current year or any of the past three years;

         (b) a member of the Board of Directors who accepts any compensation from the Corporation or any of its affiliates in excess of Sixty Thousand Dollars ($60,000.00) during the previous fiscal year, other than compensation for service on the Board of Directors, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (c) a member of the Board of Directors who is a member of the Immediate Family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. For purposes of this Subsection (c), "Immediate Family" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, daughter-in-law, and anyone who resides in such person's home;

         (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received payments (other than those arising solely from investments in the Corporation's securities) that exceed five percent (5%) of the Corporation's or business organization's consolidated gross revenues for that year, or Two Hundred Thousand Dollars ($200,000.00), whichever is more, in any of the past three years; or

         (e) a member of the Board of Directors who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

ACCESS AND RESOURCES

         The Audit Committee shall have unrestricted access to the Corporation's personnel and records and to the independent auditors and will be given or have available to it the resources necessary to discharge its responsibilities.

MEETINGS

         The Audit Committee shall meet on a regular basis, but no less than four (4) times per year, and call special meetings, as required.

         Members of the Audit Committee are encouraged to be present at all meetings of the Audit Committee. A quorum for action by the Audit Committee shall be one-half (and, effective June 14, 2001, two-thirds) of the total members of the Audit Committee.

         The members of the Audit Committee shall elect a Chairman to preside at all meetings of the Audit Committee. As necessary or desirable, the Chairman of the Audit Committee may request that members and representatives of the independent auditors, management or others be present at a meeting of the Audit Committee and provide pertinent information as necessary.

         Compensation shall be Five Hundred Dollars ($500.00) per meeting for members in attendance, unless there is a meeting of the Board of Directors on the same day as the relevant Audit Committee meeting, in which case there will be no additional consideration for attendance at such Audit Committee meeting.

                                                                      APPENDIX A

MINUTES

         Minutes of each meeting of the Audit Committee are to be prepared and approved by the Audit Committee and thereafter provided to the Board of Directors. Such minutes shall be filed with the Secretary of the Corporation and retained in the minute book of the Board of Directors.

GENERAL POLICIES AND PROCEDURES

         In carrying out its responsibilities, the Audit Committee's policies and procedures will remain flexible, to best react to changing conditions and to ensure to the Board of Directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

REGULAR FUNCTIONS

         A.       Selection of Independent Auditors.

         The Audit Committee shall review with the Chief Financial Officer of the Corporation and approve the engagement of the independent auditors for each audit and for non-audit services requested, including the fee, scope and timing of the audit or non-audit services requested, the nature and magnitude of the services actually performed compared to earlier approvals for the procedure (if applicable), the range and proportion of audit and non-audit fees and the effect of any engagement on the independence of the auditors.

         The Audit Committee shall be responsible for ensuring that it receives from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Corporation, consistent with Independence Standards Board Standard 1, and the Audit Committee shall further be responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking, or recommending that the full Board of Directors of the Corporation take, appropriate action to oversee the independence of the independent auditor. The audit committee shall be responsible for confirming and assuring the objectivity of the internal auditor.

         The independent auditors are ultimately accountable to the Board of Directors and Audit Committee, and the Board of Directors and Audit Committee shall have the ultimate authority and responsibility to recommend the nomination of the independent auditors by the Board of Directors for shareholder approval in any proxy statement.

         B.       Review of Annual Audit Plan.

         The Audit Committee shall review the annual audit plan submitted by the independent auditors. The Audit Committee shall discuss with the independent auditors the overall approach to and scope of the audit examination with particular attention focused on those areas where either the Audit Committee, the Board of Directors, management or the independent auditors believe special emphasis is desirable.

         C.       Review Results of the Annual Audit.

         Upon completion of any audit and periodically throughout each fiscal year as requested by the independent auditors or management or as deemed advisable by the Audit Committee, the Audit Committee shall review and discuss the audited financial statements, the results of the audit and the independent auditors' report or opinion on matters related to the performance of such audit.

         The following illustrates, but is not limited to, the topics which may be discussed with the independent auditors and management:

         (a)  the quality of the financial statements,

         (b) any significant auditor or management adjustments, reclassifications, disclosures, accounting estimates, new or changed accounting policies or principles and disagreements with management,

                                                                      APPENDIX A


         (c) the reasons for major fluctuations in financial statement balances (current year compared to prior years),

         (d) the clarity and adequacy of the Corporation's financial disclosures,

         (e) the quality and degree of aggressiveness or conservatism of accounting policies and principles, underlying estimates and other significant decisions made in preparing financial disclosures,

         (f) unusual circumstances or situations reflected in the financial statements, including identification of any loss or marginal operation,

         (g) the nature of any unusual or significant commitments or contingent liabilities, together with the underlying assumptions and estimates of management,

         (h) significant differences in format or disclosure from others in the industry,

         (i) significant differences between the annual report and other reports, such as the reports to any regulatory agencies,

         (j) the independent auditors' observations on internal accounting controls presented in the management letter,

         (k) the adequacy of the Corporation's system of internal accounting controls,

         (l) any change in key personnel, operations or systems which may affect the continuing functioning and effectiveness of the Corporation's accounting and operating controls,

         (m)  the performance of the independent auditors, and

         (o) to the extent not otherwise covered above, the matters required by Statement on Auditing Standards No. 61.

         D.       Review of Other Quarterly and Annual Reports.

         The Audit Committee shall review any other financial statements or reports, as requested by management or determined by the Audit Committee, which are required to be filed with any Federal, State or local regulatory agency prior to filing with the appropriate regulatory body, and the Company shall promptly provide the members of the Audit Committee with final copies of all such reports after filing with the appropriate regulatory body. As a part of such review, the following illustrates, but does not limit, the topics which may be covered:

         (a) the accounting principles employed in reporting any large or unusual transactions and the possible need to make specific disclosures of material developments,

         (b) developments in accounting polices and procedures since the previous filing of such financial statement or report and the effect of these developments may have on the Corporation's financial reporting, and

         (c) significant fluctuations in financial statement balances, ratios or statistics.

         E.       Review Charter.

         The Audit Committee Shall review and reassess the adequacy of this Charter on an annual basis.

                                                                      APPENDIX A

         F.       Other Oversight Functions.

         The Audit Committee shall perform such other oversight functions as requested by the Board of Directors. In addition, the Audit Committee is authorized to and shall have the power to perform the following functions:

         (a) conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation, after consultation with the General Counsel of the Corporation, and

         (b) review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

EXCULPATORY PROVISION

         The Audit Committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not of the same quality as the audit performed by the independent accountants.


                                  *************

         In accordance with the rules and regulations of the SEC, the above Audit Committee Charter shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934 or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other filed document.

PROXY                                                                      PROXY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned hereby appoints Charles W. Ergen and David K. Moskowitz, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all Class A Shares of EchoStar Communications Corporation held of record by the undersigned on March 22, 2001, at the Annual Meeting of Shareholders to be held on May 4, 2001, or any adjournment thereof.

        1. ELECTION OF SEVEN DIRECTORS.

           [ ]  FOR all nominees listed below (except as marked to the contrary)

           [ ]  WITHHOLD AUTHORITY to vote for all the nominees listed below

                O. Nolan Daines  James DeFranco   Cantey Ergen  Charles W. Ergen

                 Raymond L. Friedlob   David K. Moskowitz   C. Michael Schroeder

           (INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name above.)

       2. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                 [ ]  FOR                [ ]  AGAINST         [ ]  ABSTAIN

       3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

                 [ ]  FOR                [ ]  AGAINST         [ ]  ABSTAIN

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE SEVEN (7) DIRECTORS SET FORTH ABOVE AND FOR THE RATIFICATION OF ARTHUR ANDERSEN AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO PROPOSALS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

       The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

                                    Dated:                               , 2001
                                           ------------------------------

                                    --------------------------------------------
                                                     Signature


                                    --------------------------------------------
                                              Signature if held jointly

                                    Signatures should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.


       PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE TENDER OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR TO SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.